UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: February 25, 2022

(Date of earliest event reported)

DEERE & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

___________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $1 par value	DE	New York Stock Exchange
6.55% Debentures Due 2028	DE28	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

(a)	Deere & Company (the “Company”) held its annual meeting of shareholders on February 23, 2022 (the “Annual Meeting”).
(b)	The voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:
1.	Election of Directors

The following directors were elected for terms expiring at the 2023 annual meeting of shareholders:

	Shares Voted For	Shares Voted Against	Abstain	Broker Non-Votes
Leanne G. Caret	227,559,928	628,745	309,778	34,360,455
Tamra A. Erwin	225,913,182	2,246,290	338,979	34,360,455
Alan C. Heuberger	222,927,490	5,209,622	361,339	34,360,455
Charles O. Holliday Jr.	221,832,030	6,336,782	329,639	34,360,455
Michael O. Johanns	222,369,128	5,804,750	324,573	34,360,455
Clayton M. Jones	212,252,378	13,659,696	2,586,377	34,360,455
John C. May	211,467,585	16,434,367	596,499	34,360,455
Gregory R. Page	208,466,074	19,688,554	341,823	34,360,455
Sherry M. Smith	205,068,740	23,097,604	332,107	34,360,455
Dmitri L. Stockton	221,039,135	7,071,513	387,803	34,360,455
Sheila G. Talton	224,804,670	3,360,505	333,276	34,360,455

2.	Advisory Vote on Executive Compensation

The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers disclosed in the Proxy Statement, including the Compensation Discussion & Analysis, the compensation tables and related disclosure, with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
209,939,183	17,832,145	727,123	34,360,455

3.	Ratification of Independent Registered Public Accounting Firm

Deloitte & Touche LLP was ratified as the Company’s independent registered public accounting firm for the 2022 fiscal year with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain
248,385,790	13,767,787	705,329

4.	Approval of the Deere & Company Nonemployee Director Stock Ownership Plan

The Deere & Company Nonemployee Director Stock Ownership Plan, proposed by the Company to succeed the 2012 Deere & Company Nonemployee Director Stock Ownership Plan, was approved with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
223,385,589	4,378,061	734,801	34,360,455

5.	Shareholder Proposal Regarding Special Shareholder Meeting Improvement

A shareholder proposal requesting the Company’s Board of Directors to take the necessary steps to remove the minimum holding requirement for shareholders to have the right to form part of the 25% of shares required to call a special meeting was not approved with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
39,790,948	187,605,290	1,102,213	34,360,455

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Number	Description of Exhibit
104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERE & COMPANY

	By:	/s/ Todd E. Davies
Todd E. Davies
Secretary

Dated: February 25, 2022

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